SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): January 25, 2003

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
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             (Exact name of Registrant as specified in its charter)

       Delaware                  333-77026-29                  94-2528990
----------------------------  ------------------------      -------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
               ----------------------------------------------------
              (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

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ITEM 5.  OTHER EVENTS

 This Current Report on Form 8-K relates to the distribution reports furnished to certificate holders in connection with the January 2003,February 2003, March 2003,and April 2003 distribution dates and was not timely filed.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No. 			  Description

99.1              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for January 2003

99.2              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for February 2003

99.3              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for March 2003

99.4              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for April 2003




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

Date:  June 21, 2004              By: /s/ Tammy Spriggs
                                    _________________________________________
                                    Tammy Spriggs
                                    First Vice President
                                    (Authorized Officer)




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                                  EXHIBIT INDEX
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Exhibit No. 			  Description

99.1              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for January 2003

99.2              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for February 2003

99.3              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for March 2003

99.4              WASHINGTON  MUTUAL  MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MS7
                  Monthly Distribution Report for April 2003